UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2022

OAKTREE STRATEGIC CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 814-01471	87-6827742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Second Amended and Restated Declaration of Trust

On April 20, 2022, the Board of Trustees (the “Board”) of Oaktree Strategic Credit Fund (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Declaration of Trust (as amended and restated, the “Second Amended and Restated Declaration of Trust”) to, among other things, (i) provide that, with limited exception, the minimum number of trustees on the Board shall not be less than three (3); (ii) provide that the shareholders of the Company (“Shareholders”) may remove a trustee by a vote of the holders of more than 50% of the outstanding common shares of beneficial interest (the “Shares”) of the Company entitled to vote, with or without cause; (iii) clarify certain duties of the trustees; (iv) provide that the Company will hold a meeting of Shareholders at least annually; (v) remove the ability of the Board to take certain actions without Shareholder approval in connection with a listing of the Company’s Shares on a securities exchange; (vi) require that any merger, reorganization, consolidation or conversion of the Company caused by the Board be approved by the holders of more than fifty percent (50%) of the outstanding Shares of the Company present in person or by proxy at a meeting of the Shareholders; (vii) require that any merger or reorganization caused by the Company’s investment adviser (the “Adviser”) be approved by a vote of the holders of more than fifty percent (50%) of the outstanding Shares of the Company entitled to vote on the matter; (viii) remove certain limitations on the ability of Shareholders to bring derivative actions on behalf of the Company; and (ix) clarify that the Delaware exclusive forum clause does not apply to claims brought under the federal securities laws of the United States or the securities laws of any state thereof.

The Second Amended and Restated Agreement and Declaration of Trust became effective on April 20, 2022.

The foregoing description of the Second Amended and Restated Agreement and Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Agreement and Declaration of Trust, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On April 20, 2022 the Board adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company. The Amended and Restated Bylaws, among other things, provides that the Company will hold annual meetings of its Shareholders when required by the Second Amended and Restated Declaration of Trust.

The Amended and Restated Bylaws became effective on April 20, 2022.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Agreement and Declaration of Trust.

3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND
(Registrant)

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	General Counsel and Secretary

Date: April 22, 2022

2